STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	33
Beginning Date of Collection Period	01-Mar-05
End Date of Collection Period	31-Mar-05
Payment Date	20-Apr-05
Previous Payment Date	21-Mar-05

Funds Disbursement
Collected Funds	20,338,260.58
Available Payment Amount	20,203,827.89
Principal Collections	17,665,649.30
Interest Collections (net of servicing fee)	2,538,178.59
Net of Principal Recoveries	2,522,222.20
Principal Recoveries	15,956.39
Servicing Fee	134,432.69
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	20,338,260.58
Interest Paid to Notes	556,718.93
Principal Paid to Notes	940,954.23
Transferor - pursuant to 5.01 (a) (xii)	18,706,154.73
Servicing Fee	134,432.69

Pool Balance
Beginning Pool Balance	322,638,455.86
Principal Collections (including repurchases)	17,665,649.30
Additional Principal Reduction Amount	940,954.23
Ending Pool Balance	304,031,852.33

Collateral Performance
Cash Yield (% of beginning balance)	9.88%
Loss Rate (net of principal recoveries; % of beginning balance)	3.44%
Net Yield	6.44%
Realized Losses	924,997.84
Cumulative Realized Losses	16,832,316.11
Cumulative Loss Percentage	1.49%
Delinquent Loans
One Payment Principal Balance of loans	16,139,359.85
One Payment Number of loans	141
Two Payments Principal Balance of loans	5,079,254.20
Two Payments Number of loans	45
Three+ Payments Principal Balance of loans	33,542,008.38
Three+ Payments Number of loans	343

Two+ Payments Delinquency Percentage	12.70%
Two+ Payments Rolling Average	13.03%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	3,093
Number outstanding end of period	2,939
Number of REO as of the end of the Collection Period	124
Principal Balance of REO as of the end of the Collection Period	10,026,333.91

Overcollateralization
Begin OC Amount	114,044,085.75
OC Release Amount	17,665,649.30
Extra Principal Payment Amount	0.00
End OC Amount	96,378,436.45

Target OC Amount	72,967,644.56
Interim OC Amount	114,044,085.75
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,040,505.43
Principal Payment Amount	-
Principal Collections	17,665,649.30
OC Release Amount	17,665,649.30

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	2.85000%
Class A Formula Rate (1-mo. Libor plus 30bps)	3.15000%
Class A Note Rate	3.15000%
Class M Formula Rate (1-mo. Libor plus 65bps)	3.50000%
Class M Note Rate	3.50000%
Available Funds Cap	9.21546%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	1.416275
2. Principal Payment per $1,000	0.895288
3. Interest Payment per $1,000	0.520986

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.15000%
2. Days in Accrual Period	30

3. Class A Interest Due	465,131.86
4. Class A Interest Paid	465,131.86
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	177,193,088.44
2. Class A Principal Due	799,305.30
3. Class A Principal Paid	799,305.30
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	176,393,783.14

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.8470962%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	19.7575674%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	58.0181918%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	1.474162
2. Principal Payment per $1,000	0.895288
3. Interest Payment per $1,000	0.578874

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.50000%
2. Days in Accrual Period	30

3. Class M Interest Due	91,587.07
4. Class M Interest Paid	91,587.07
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	31,401,281.67
2. Class M Principal Due	141,648.93
3. Class M Principal Paid	141,648.93
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	31,259,632.74

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.8470962%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	19.7575673%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	10.2816966%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on April 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of April, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer